Item 1: Report to Shareholders

Media & Telecommunications Fund	December 31, 2007

The views and opinions in this report were current as of December 31, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

U.S. stocks were mixed in the second half of 2007, a period characterized by high volatility. In October and November, the broad S&P 500 Index suffered its first correction—a drop of 10% or more—in about five years. Media and telecommunications stocks posted moderate gains during the past six months, following strong performance earlier in the year. Concerns surfaced that rising oil prices, the residential real estate recession, and credit market turmoil would lead to a significant economic slowdown. Despite the volatility, most major indexes finished the year with gains.

For the six months ended December 31, 2007, your fund posted a return of 4.23% in an environment marked by high volatility. Fund performance during the past 12 months was strong, and returns for both periods exceeded those of both the unmanaged Standard & Poor’s 500 Index and the Lipper Telecommunications Funds Average, thanks largely to stock selection.

HIGHLIGHTS

• U. S. stocks overall posted gains for the year against a backdrop of high volatility. Media and telecom stocks were up moderately in the second half and sharply over the full year.

• The fund outpaced its major benchmarks during the 6- and 12-month periods ended December 31, 2007.

• Stock selection was especially notable in media and consumer software, but detrimental in hardware.

• We believe the rapid pace of technological change presents us with attractive investment opportunities within the media and telecommunications industries, although economic growth is likely to slow in 2008.

MARKET ENVIRONMENT

Equities fell as rising subprime mortgage defaults and delinquencies forced many vulnerable Wall Street firms and commercial banks to report substantial losses. Contributing to the bearish sentiment was the evaporation of credit market liquidity in August, particularly in the asset-backed commercial paper market, because fears of additional losses discouraged banks from lending to one another. In response, the Federal Reserve reduced short-term interest rates three times during the second half of the year and took other measures to keep credit market distress from further weakening the economy. Concerns about generally slower corporate profit growth and rising oil prices also weighed on the stock market. The boom in leveraged buyouts in the first half of the year, which was very supportive for equities overall and media and telecommunication companies in particular, petered out due to tighter lending conditions.

Against this backdrop, our universe of media and telecommunications stocks outperformed the broad market over the calendar year. We continue to focus on our key investment themes, which include the growth of mobile communication in both emerging markets and Canada; the development of a supporting infrastructure for mobile communication and data in the United States via wireless towers; the growth of online consumer companies via innovative global companies; and the attractive positioning of outdoor advertising in the increasingly fragmented advertising market.

PERFORMANCE REVIEW

Our media holdings were particularly noteworthy in 2007. Within the broad media group, the portfolio’s Internet and video game companies performed well, including Amazon.com, Google, Tencent, and Ubisoft. As we have previously written in detail, investment in traditional or interactive media requires understanding the opportunities, as well as the challenges, of the changing sector. In contrast to the previous era marked by analog distribution, such as radio, TV stations, and cable systems, which are highly regulated closed systems constrained by geographic boundaries and regulatory franchises, today’s media and Internet companies compete in an increasingly open environment where innovation and quality of product are vital to success. (Please refer to our portfolio of investments for a complete listing of fund holdings and the amount each represents in the portfolio.)

In order to succeed in this environment, a company must have strong product development and an innovative culture, and it must attract and retain top personnel and possess a financial model that allows for high returns while investing in both human and physical capital. Furthermore, once it builds a market-leading service, the company must relentlessly utilize its scale advantages to improve and innovate at a faster rate than its competition.

Ultimately, successful implementation of this formula leads to high-value products for consumers and barriers to entry. It is a formula for success when combined with strong management and a solid financial model. Our successful investment in Google provides a case study for this thesis. Google is a widely analyzed company with more than 30 Wall Street analysts publishing reports on the company, and the popular and business press consistently write about the company’s actual or potential actions. Yet Google’s continued share price appreciation lies in the company’s focus on driving market share and financial results in its core search franchise, while continuing to invest in future growth opportunities in new geographic and Internet media and application markets.

Google’s current results are benefiting from the company’s pre-IPO decisions to aggressively invest in its hardware and software infrastructure to drive reliability and relevancy, its geographic expansion, and its third-party distribution and advertising sales force to drive its end market revenue. At the time of our purchase of the IPO, we examined the underlying investments, modeled the potential opportunities, and marked progress. Over time, we came to the conclusion that the investments were prudent and, when combined with the existing franchise, would ultimately produce positive financial returns. Consequently, we added to our position in the stock. Today, we remain focused on Google’s next leg of investments, including mobile and video search, branded advertising tools and platforms, and Internet applications. While Google is neither as misunderstood nor as undervalued as when it went public, we believe the company’s model of driving its core business and reinvesting for growth should result in good shareholder returns over the next several years.

The portfolio also had some weak investments, which included our navigation holdings. For the past two years, we have invested in the navigation space based on the view that both the hardware and software companies in this sector would benefit from increasing consumer adoption of GPS, the importance of navigation in the mobile arena, and the attractive financial models of market-leading companies. Unfortunately, our efforts in this area generated mixed results. Specifically, shares of Harman International Industries slid after two major private-equity groups abandoned their plans to purchase the company because of an adverse change in its business model. Furthermore, the company has failed to adapt the business to the increasing impact of portable navigation devices because, at a time when its attention needed to be focused on the opportunities and risks of the external marketplace, it focused on internal processes and financial control issues. While we enjoyed positive returns from the consolidation of Navteq and Teleatlas, our cumulative efforts in this space did not generate positive shareholder results.

Our telecommunication stocks aided performance. Our investment in emerging market wireless and Canada drove results, including Rogers Communications, America Movil, and Bharti Airtel. Rogers Communications continued to benefit from its ownership and investment in its best-in-class wireless and cable assets, as well as from its strong execution. In an environment in which developed market telecommunication companies began to focus on the convergence of fixed and mobile assets, Rogers stands apart with strong assets, brands, and customer relationships in both areas. Thus, at a time when many other global peers are contemplating investment in new fixed or mobile platforms, Rogers can focus on servicing its existing customers and maintaining a consistent level of investment, which should continue to have a positive impact on financial returns.

On the flip side, shares of Leap Wireless International fell because of disappointing subscriber growth and the decision by MetroPCS Communications to withdraw its bid for the company. Both Leap and Metro proved more economically sensitive than we had thought. We believed that wireless service companies, which are low-cost providers of unlimited services with heavy wireline replacement strategies, would perform better. Despite the slower growth, we think both Leap Wireless and Metro PCS possess significant value and have used the weakness to add to our positions. However, we intend to remain diligent in monitoring them, as we do all our investments.

At the end of December, 46% of the portfolio was invested in telecom services compared with 48% at the end of June; 42% was in media compared with 41% six months ago; and the remaining 12% was allocated primarily among software, telecom equipment, hardware, and reserves. The portfolio’s major holdings included American Tower, Crown Castle International, Google, America Movil, and Leap Wireless International.

OUTLOOK

While U.S. equities appear attractive based on historical multiples, several risks need to be considered. Rising commodity prices and their potential to induce broader price inflation is of particular concern. With a worsening housing market, issues with the subprime lending market, and low savings rates, the health of the American consumer is another risk to near-term equity performance. However, with low but rising unemployment and record levels of household net worth, we do not believe the consumer is in serious jeopardy. Consequently, we remain optimistic about the long-term rewards of our strategy of finding and holding companies offering solid earnings and cash flow growth.

Beyond the U.S., the global economy should continue to grow, though at slower pace than recently seen. Companies are flush with cash, which will likely translate into healthy corporate spending and economic growth. We also expect more cash to be returned to shareholders through dividends and stock repurchases during the coming year. Within the media and telecommunications industries, we believe the rapid pace of technological change presents us with attractive investment opportunities.

As always, we will continue to implement the investment strategy that has served our shareholders well over the long term. While it may appear shrewd to become more defensive in times of economic weakness, we do not believe that approach would serve our goals of compounding wealth over multiyear periods. Our strategy is to identify sound investments in durable companies positioned to prosper from the trends we discussed, while remaining disciplined in our assessment of corporate management, underlying economics, and share price valuations.

Thank you for your continued support and confidence in T. Rowe Price.

Respectfully submitted,

Henry M. Ellenbogen
Chairman of the fund’s Investment Advisory Committee

January 18, 2008

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF STOCK INVESTING

The fund’s share price can fall because of weakness in the stock market, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

RISKS OF INVESTING IN THE FUND

Funds that invest only in specific industries will experience greater volatility than funds investing in a broad range of industries. Companies in media and telecommunications industries are subject to the risks of rapid obsolescence, lack of investor or consumer acceptance, lack of standardization or compatibility with existing technologies, an unfavorable regulatory environment, intense competition, and a dependence on patent and copyright protection.

GLOSSARY

Lipper average: The averages of available mutual fund performance returns for specified periods in defined categories as tracked by Lipper Inc.

Price/earnings ratio: Calculated by dividing a stock’s market value per share by the company’s earnings per share for the past 12 months or by expected earnings for the coming year.

S&P 500 Stock Index: A market cap-weighted index of 500 widely held stocks often used as a proxy for the overall stock market. Performance is reported on a total return basis.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	Value
COMMON STOCKS 98.2%		
HARDWARE 2.2%		
Consumer Electronics 1.0%		
Apple (1)	104,500	20,699
		20,699
Enterprise Hardware 1.2%		
Harman International	246,100	18,140
Palm (1)	1,200,000	7,608
		25,748
Total Hardware		46,447
IT SERVICES 0.2%		
IT Services 0.2%		
CDNetworks (KRW) (1)	247,029	4,249
Total IT Services		4,249
MEDIA 39.5%		
Advertising 1.7%		
JCDecaux (EUR)	228,500	8,987
Omnicom	560,800	26,655
		35,642
Broadcasting 0.9%		
Grupo Televisa, ADR	790,000	18,778
		18,778
Cable/Satellite 4.0%		
Cablevision Systems, Class A (1)	1,125,100	27,565
EchoStar Communications, Class A (1)	663,895	25,042
Shaw Communications, Class B	321,300	7,608
Time Warner Cable, Class A (1)	850,400	23,471
		83,686

Gaming 2.9%		
International Game Technology	1,150,000	50,520
Pinnacle Entertainment (1)	395,000	9,306
		59,826
Internet 18.0%		
Amazon.com (1)	750,400	69,517
CNET Networks (1)	1,545,800	14,129
Expedia (1)	805,000	25,454
G-Market, ADR (1)	965,000	24,028
Google, Class A (1)	152,700	105,589
Info Edge India (INR)	262,006	8,907
Liquidity Services (1)	187,236	2,415
Monster Worldwide (1)	547,300	17,733
NDS Group, ADR (1)	72,000	4,265
NHN (KRW) (1)	64,138	15,492
Oanda, Acquisition Date: 8/24/07 Acquisition Cost $2,784 (1)(2)	97,512	2,784
PlanetOut (1)(3)	471,430	2,937
priceline.com (1)	100,000	11,486
Tencent Holdings (HKD)	3,642,000	27,770
The Knot (1)	530,000	8,448
Yahoo Japan (JPY)	50,200	22,360
Yahoo! (1)	550,250	12,799
		376,113
Media & Entertainment 5.8%		
CTS Eventim (EUR)	129,400	5,108
Discovery, Series A (1)	184,700	4,643
Disney	335,000	10,814
Global Traffic Network (1)	662,000	4,316
Groupo Prisa (EUR)	623,400	11,703
Liberty Global (1)	820,000	32,136
Liberty Global, Series C (1)	526,000	19,246

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Media & Telecommunications Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on October 13, 1993. The fund seeks to provide long-term capital growth through the common stocks of media, technology, and telecommunications companies.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict when and how often it will use closing prices and when it will adjust those prices to reflect fair value. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $94,000 for the year ended December 31, 2007. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

New Accounting Pronouncements Effective June 29, 2007, the fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on an income tax return. The adoption of FIN 48 had no impact on the fund’s net assets or results of operations.

In September 2006, the FASB released the Statement of Financial Accounting Standard No. 157 (FAS 157), Fair Value Measurements. FAS 157 clarifies the definition of fair value and establishes the framework for measuring fair value, as well as proper disclosure of this methodology in the financial statements. It will be effective for the fund’s fiscal year beginning January 1, 2008. Management is evaluating the effects of FAS 157; however, it is not expected to have a material impact on the fund’s net assets or results of operations.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At December 31, 2007, approximately 17% of the fund’s net assets were invested in securities of companies located in emerging markets or dominated in or linked to the currencies of emerging market countries. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult due to substantial delays and additional costs related to their restrictions.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $1,521,492,000 and $1,210,846,000, respectively, for the year ended December 31, 2007.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended December 31, 2007, were characterized as follows for tax purposes:

At December 31, 2007, the tax-basis components of net assets were as follows:

For the year ended December 31, 2007, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Results of operations and net assets were not affected by these reclassifications.

At December 31, 2007, the cost of investments for federal income tax purposes was $1,521,116,000.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2007, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended December 31, 2007, expenses incurred pursuant to these service agreements were $96,000 for Price Associates, $1,707,000 for T. Rowe Price Services, Inc., and $355,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of December 31, 2007, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 148,830 shares of the fund, representing less than 1% of the fund’s net assets.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
T. Rowe Price Media & Telecommunications Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Media & Telecommunications Fund, Inc. (the “Fund”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007, by correspondence with the custodian and by agreement to the underlying ownership records for T. Rowe Price Government Reserve Investment Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 12, 2008

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/07

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

• $42,255,000 from short-term capital gains,

• $121,680,000 from long-term capital gains, subject to the 15% rate gains category.

For taxable non-corporate shareholders, $13,431,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $5,295,000 of the fund’s income qualifies for the dividends-received deduction.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is governed by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of Board members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International, Inc. (T. Rowe Price International); “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) During Past 5 Years and Directorships of
Year Elected*	Other Public Companies

Jeremiah E. Casey	Director, National Life Insurance (2001 to 2005); Director, The Rouse
(1940)	Company, real estate developers (1990 to 2004); Director, Allfirst
2005	Financial Inc. (previously First Maryland Bancorp) (1983 to 2002)

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to pres-
(1945)	ent); Director, Vornado Real Estate Investment Trust (3/04 to present);
2001	Member, Advisory Board, Deutsche Bank North America (2004 to pres-
ent); Director, Chairman of the Board, and Chief Executive Officer, The
Rouse Company, real estate developers (1997 to 2004)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and management
(1943)	advisory firm; Chairman, The Haven Group, a custom manufacturer of
1997	modular homes (1/04 to present)

David K. Fagin	Chairman and President, Nye Corporation (6/88 to present); Chairman,
(1938)	Canyon Resources Corp. (8/07 to present); Director, Golden Star
1997	Resources Ltd. (5/92 to present); Director, Pacific Rim Mining Corp.
(2/02 to present)

Karen N. Horn	Director, Federal National Mortgage Association (9/06 to present);
(1943)	Managing Director and President, Global Private Client Services, Marsh
2003	Inc. (1999 to 2003); Director, Georgia Pacific (5/04 to 12/05), Eli Lilly
and Company, and Simon Property Group

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
(1946)	ment company; Partner, Blackstone Real Estate Advisors, L.P.
2001

*Each independent director oversees 121 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) During Past 5 Years and Directorships of
Portfolios Overseen]	Other Public Companies

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the Board,
(1956)	Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of the
2006	Board, Director, and President, T. Rowe Price Investment Services,
[121]	Inc.; Chairman of the Board and Director, T. Rowe Price Global Asset
Management Limited, T. Rowe Price Global Investment Services
Limited, T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price
Savings Bank, and T. Rowe Price Services, Inc.; Director, T. Rowe Price
International, Inc.; Chief Executive Officer, Chairman of the Board,
Director, and President, T. Rowe Price Trust Company; Chairman of the
Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2006	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[68]	Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served	Principal Occupation(s)

Ulle Adamson, CFA (1979)	Vice President, T. Rowe Price Group, Inc., and
Vice President, Media &	T. Rowe Price International, Inc.; formerly stu-
Telecommunications Fund	dent, Sussex University and Stockholm School
of Economics (to 2003)

P. Robert Bartolo, CPA (1972)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President, Media &	Group, Inc.
Telecommunications Fund

Joseph A. Carrier, CPA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer, Media &	Group, Inc., T. Rowe Price Investment Services,
Telecommunications Fund	Inc., and T. Rowe Price Trust Company

Kara Cheseby, CFA (1963)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Media &	Group, Inc.
Telecommunications Fund

David J. Eiswert, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Media &	Group, Inc.; formerly Analyst, Mellon Growth
Telecommunications Fund	Advisors and Fidelity Management and Research
(to 2003)

Henry M. Ellenbogen (1971)	Vice President, T. Rowe Price and T. Rowe Price
President, Media & Telecommunications Fund	Group, Inc.

Joseph B. Fath, CPA (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Media &	Group, Inc.
Telecommunications Fund

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Media &	Group, Inc., T. Rowe Price International, Inc.,
Telecommunications Fund	and T. Rowe Price Trust Company

May Foo, CFA (1977)	Employee, T. Rowe Price
Vice President, Media &
Telecommunications Fund

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer, Media &	T. Rowe Price; Vice President, T. Rowe Price
Telecommunications Fund	Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Media &	Trust Company
Telecommunications Fund

Paul Greene II (1978)	Employee, T. Rowe Price; formerly student,
Vice President, Media &	Graduate School of Business, Stanford
Telecommunications Fund	University (to 2006); Finance & Operations
Analyst, ArvinMeritor, Inc. (to 2004)

Henry H. Hopkins (1942)	Director and Vice President, T. Rowe Price
Vice President, Media &	Investment Services, Inc., T. Rowe Price Services,
Telecommunications Fund	Inc., and T. Rowe Price Trust Company; Vice
President, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, Inc., and
T. Rowe Price Retirement Plan Services, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary, Media & Telecommunications Fund	T. Rowe Price Investment Services, Inc.

Daniel Martino, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Media &	Group, Inc.; formerly Research Analyst and Co-
Telecommunications Fund	portfolio Manager, Taurus Asset Management
and ONEX (to 2006)

Jean Medecin (1971)	Vice President, T. Rowe Price Group, Inc., and
Vice President, Media &	T. Rowe Price International, Inc.; formerly
Telecommunications Fund	employee, Credit Lyonnais Asset Management/
Credit Agricole Asset Management (to 2006)

Curt J. Organt (1968)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Media &	Group, Inc.
Telecommunications Fund

D. James Prey III (1959)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Media &	Group, Inc.
Telecommunications Fund

Robert W. Smith (1961)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Media &	Group, Inc., and T. Rowe Price Trust Company
Telecommunications Fund

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President, Media &
Telecommunications Fund

Christopher S. Whitehouse (1972)	Vice President, T. Rowe Price Group, Inc., and
Vice President, Media &	T. Rowe Price International, Inc.; formerly
Telecommunications Fund	Telecoms Analyst and Fund Manager, Deutsche
Asset Management (to 2005)

Ernest C. Yeung, CFA (1979)	Vice President, T. Rowe Price Group, Inc., and
Vice President, Media &	T. Rowe Price International, Inc.
Telecommunications Fund

Wenhua Zhang, CFA, CPA (1970)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Media &	Group, Inc.
Telecommunications Fund

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Ms. Karen N. Horn qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Horn is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,486,000 and $1,401,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant’s principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Media & Telecommunications Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 19, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 19, 2008

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	February 19, 2008